UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): May 5, 2005

GUNDLE/SLT ENVIRONMENTAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	333-118278 (Commission File Number)	22-2731074 (IRS Employer Identification No.)
19103 Gundle Road
Houston, Texas 77073
(Address of Registrant’s principal executive offices)

(281) 443-8564
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 4, 2005, Gundle/SLT Environmental, Inc. issued a press release announcing operating results for the quarter ended March 31, 2005 and announcing its participation in the UBS Leveraged Finance Conference in Las Vegas, Nevada on May 12, 2005. A copy of this press release is being furnished as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1 -	Gundle/SLT Environmental, Inc. Press Release dated May 4, 2005.

[Signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED this 5th day of May, 2005.

GUNDLE/SLT ENVIRONMENTAL, INC.

	By:	/s/ Kelvin R. Collard
Kelvin R. Collard
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1 —	Gundle/SLT Environmental, Inc. Press Release dated May 4, 2005.